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                                                                   EXHIBIT 10.15


                                                  STOCK OPTION GRANT #:_________
                                                            GRANT DATE:_________



                              MEGATEST CORPORATION
                    EXECUTIVE OFFICER STOCK OPTION AGREEMENT



         Megatest Corporation, a Delaware Corporation (the "Company"), has granted to:

_______________________________ (the "Optionee"), an option (the "Option") to purchase a total of ________________(_______) shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1990 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

         1. Nature of the Option. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

         2. Exercise Price. The exercise price is _______ for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

         3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

                 (i)      Right to Exercise.

                                  (a)      Subject to subsections 3(i)(b), (c)
and (d) and Section 3(ii) below, this Option shall be exercisable according to the attached schedule of "INDIVIDUAL RECORD OF STOCK OPTIONS."

                                  (b)      This Option may not be exercised for
a fraction of a share.





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                                  (c)      In the event of the Optionee's
death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by Section 7, 8, and 9 below.

                                  (d)      In no event may this Option be
exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

                 (ii)     Accelerated Vesting Upon Change of Control.

                                  (a)      Notwithstanding any provision of the
Plan or Section 3(i) or Section 7 of this Agreement to the contrary, if within 12 months following a Change of Control the Optionee is terminated other than for Just Cause, or the Optionee resigns voluntarily for Good Reason, this Option shall upon such termination or resignation become fully vested and exercisable as to all of the Shares, unless, in connection with such Change of Control, the Board determines, based upon its receipt of a written opinion of the Company's independent public accountants, that the provisions of this
Section 3(ii) would preclude accounting for any proposed Business Combination of the Company as a "pooling of interests" and a condition to the closing of such Business Combination is that it be so accounted for as a pooling of interests, in which case this Section 3(ii) shall be of no force or effect.

                                  (b)      For purposes of this Section 3(ii),
the following definitions shall apply:

                                        (1)     "Business Combination" means a
consolidation or merger as a result of which the holders of the Company's voting stock prior thereto hold less than 50% of the voting stock of the surviving or successor corporation (including any parent corporation) or entity (the "Successor"), or a sale of all or substantially all of the Company's assets.

                                        (2)     "Change of Control" of the
Company means and includes any of the following occurrences:

                                        (A)      A Business Combination which
has been approved by the requisite vote of the Company's stockholders; or

                                        (B)      Any "person" (as such term is
used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" as defined in Rule 13(d)-3 of the general rules and regulations under said Act, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

                                        (C)      A change in the composition of
the Board of Directors of the Company over a two-year period, as a result of which fewer than a majority of





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the Directors are Incumbent Directors.  "Incumbent Directors" shall mean
Directors who either (i) are Directors of the Company as of the date hereof, or
(ii) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but not including an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company).

                                        For purposes hereof, the Board of
Directors may, by resolution, clarify the date as of which a Change of Control shall be deemed to have occurred.

                                        (3)     "Compensation" of the Optionee
means and includes all wages, salary, bonus, and incentive compensation paid by the Company or the Successor as consideration for the Optionee's service that are includable in the gross income of the Optionee receiving the same for federal income tax purposes, but excluding income arising from the exercise of stock options.

                                        (4)     "Just Cause" means the
termination of employment of the Optionee shall have taken place as a result of
(A) an act or acts of dishonesty undertaken by the Optionee and intended to result in substantial gain or personal enrichment of the Optionee at the expense of the Company or the Successor; (B) persistent failure by the Optionee to perform the duties and obligations of the Optionee's employment, which are demonstrably willful and deliberate on the Optionee's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company or the Successor; or (C) the conviction of the Optionee of a felony or the entry by the Optionee of a plea of no contest.

                                        (5)     "Good Reason" means and
includes any of the following occurrences:

                                                (A)      The Successor reduces
the Optionee's Compensation as in effect immediately prior to the Change of Control, unless such reduction amounts to less than ten percent (10%) of such Compensation and is pursuant to a proportionate reduction of the Compensation of all executive officers of the Successor.

                                                (B)       Without the Optionee's
express written consent, the Successor requires the Optionee to change the location of the Optionee's job or office, so that the Optionee will be based at a location more than 35 miles from the location of the Optionee's job or office immediately prior to the Change of Control.

                                                (C)      The cost of benefits
provided by the Successor, under plans, arrangements, policies and procedures, taken as a whole, decreases by 25% or more of the cost provided by the Company immediately prior to the Change of Control, or the cost of such benefits to the Optionee increases by 25% or more of the Optionee's cost immediately prior





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to the Change of Control; provided, however, that if such decrease or increase results from the good faith exercise of business judgment by the Successor or in response to changes in federal or state law, and is applicable to all executive officers of the Successor, such decrease or increase shall not constitute a Good Reason for resignation.

                                                (D)      Without the Optionee's
express written consent, the Optionee incurs a significant reduction in the Optionee's responsibilities or duties.

                                                (E)      The Successor fails
or refuses to assume the Company's obligations hereunder.


                          (iii)   Method of Exercise.  This Option shall be
exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price.

         No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares."


         4. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

         5.      Method of Payment.  Payment of the exercise price shall be by:

                 (i)      cash;

                 (ii)     check; or





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                 (iii)    surrender of other shares of Common Stock of the
Company which (A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and (B) have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised;

or any combination thereof, at the election of the Board.

         6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. Termination of Status as an Employee. In the event of termination of Optionee's Continuous Status as an Employee, he may, but only within thirty days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

         8.      Disability of Optionee.  Notwithstanding the provisions of
Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         9.      Death of Optionee.  In the event of the death of Optionee:

                 (i) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within one year following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the





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Optionee continued living and remained in Continuous Status as an Employee one year after the date of death; or

                 (ii) within thirty days after the termination of Optionee's Continuous Status as an Employee, the Option may be exercised, at any time within one year following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

    10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    11. Term of Option. This Option may not be exercised more than ten (10) years (five years if Optionee owns, immediately before this Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary) from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

    12. Early Disposition of Stock. Optionee understands that if he disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Shares at the date of disposition. The amount of such ordinary income may be measured differently if Optionee is an officer, director or 10% shareholder of the Company, or if the Shares were subject to a substantial risk of forfeiture at the time they were transferred to Optionee. Optionee hereby agrees to notify the Company in writing within 30 days after the date of any such disposition. Optionee understands that if he disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.



                                                 MEGATEST CORPORATION
                                                 a Delaware Corporation

                                                 By:


                                                 Title:





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         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT
TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

         Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: _________________                       ______________________________
                                               Optionee

                                               Residence Address:

                                               ______________________________

                                               ______________________________



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